Financial Risk Management	12 Months Ended
Dec. 31, 2022
Disclosure of financial risk management [Abstract]
Financial Risk Management	FINANCIAL RISK MANAGEMENT
(a)    Financial risk factors
The Group’s activities expose itself to a variety of financial risks: market risk, credit risk and liquidity risk. The Group’s overall financial risk management program, mainly carried out by a central treasury department and approved by the Board of Directors, focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.
The Group’s primary exposures to market risk are interest rate risk associated with variable rate borrowings and foreign currency exchange rate risk associated with the Group’s operations. The Group has a policy aimed at managing interest rate risk associated with its current and anticipated future borrowings and foreign currency exchange rate risk associated with operations of its foreign subsidiaries. This policy enables the Group to use any combination of interest rate swaps, futures, options, caps, forward contracts and similar instruments. The Group does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions.
(i)    Market risk
Market risk is the risk of loss arising from adverse changes in market rates and prices, such as interest rates and foreign currency exchange rates.
Interest rate risk
The Group’s primary exposure to market risk is interest rate risk associated with its variable rate borrowings for the years ended December 31, 2022 and 2021. Management monitors interest rate exposures and will consider hedging significant interest rate risk should the need arise.
The Group held US$186 million and HK$13.82 billion (US$1.77 billion) of variable rate borrowings as at December 31, 2022. The Group held US$71 million and HK$5.31 billion (US$681 million based on exchange rates on December 31, 2021) of variable rate borrowings as at December 31, 2021.
A hypothetical 100 basis points change in interest rates would cause the annual interest expense of the variable rate long-term borrowings to change by US$20 million and US$7 million as at December 31, 2022 and 2021, respectively.
During the year ended December 31, 2020, the Group held derivative financial instruments which consisted of interest rate swap contracts on the fixed rate 2023 Notes, 2025 Notes and 2028 Notes, which were designated as hedging instruments for accounting purposes. The fixed-to-variable interest rate swaps expired in August 2020.
Foreign exchange risk
During the years ended December 31, 2022 and 2021, the Group held derivative financial instruments which consisted of foreign currency swap contracts. Refer to Note 23 for further information.
The Group’s financial assets and financial liabilities are denominated in the following currencies:

	HK$	US$	MOP	RMB	Other	Total
	US$ in millions
At December 31, 2022
Financial assets
Amortized costs:
Trade and other receivables, net	$61	$6	$26	$—	$—	$93
Restricted bank deposit	—	—	125	—	—	125
Restricted cash and cash equivalents	—	—	912	—	—	912
Cash and cash equivalents	239	485	52	14	—	790
Deposits	1	—	1	—	—	2
	$301	$491	$1,116	$14	$—	$1,922

Fair value through profit or loss:
Derivative financial instrument	$—	$1	$—	$—	$—	$1
Total financial assets	$301	$492	$1,116	$14	$—	$1,923

Financial liabilities
Amortized costs:
Trade and other payables	$306	$171	$253	$2	$—	$732
Borrowings	5	10,049	127	—	—	10,181
	$311	$10,220	$380	$2	$—	$10,913

Fair value through other comprehensive income:
Derivative financial instrument	$—	$3	$—	$—	$—	$3
Total financial liabilities	$311	$10,223	$380	$2	$—	$10,916

At December 31, 2021
Financial assets
Amortized costs:
Trade and other receivables, net	$111	$4	$14	$—	$—	$129
Restricted cash and cash equivalents	—	—	16	—	—	16
Cash and cash equivalents	532	76	57	11	2	678
Deposits	1	—	1	—	—	2
	$644	$80	$88	$11	$2	$825

Fair value through other comprehensive income:
Derivative financial instruments	$—	$2	$—	$—	$—	$2
Total financial assets	$644	$82	$88	$11	$2	$827

Financial liabilities
Amortized costs:
Trade and other payables	$380	$121	$359	$3	$—	$863
Borrowings	9	7,822	132	1	—	7,964
Total financial liabilities	$389	$7,943	$491	$4	$—	$8,827

The Group is subject to foreign exchange rate risk arising from future commercial transactions and recognizes assets and liabilities denominated in a currency other than MOP, which is the functional currency of the major operating companies within the Group. The Group’s foreign currency transactions are mainly denominated in US$. For companies with MOP as their functional currency, as at December 31, 2022 and 2021, a hypothetical 1% weakening of the US$/MOP exchange rate would cause a foreign currency transaction loss of approximately US$57 million and US$53 million, net of the impact from the foreign currency swap agreements entered into in 2021, and foreign currency translation loss of approximately US$67 million as at December 31, 2020, mainly as a result of the translation of US$ denominated debt held by SCL. The MOP is pegged to the HK$ and the HK$ is pegged to the US$ (within a narrow range), therefore the Group does not expect fluctuations in the values of these currencies to have a material impact on the operations.
(ii)    Credit risk
The Group is potentially subject to concentrations of credit risk from financial instruments, which consist principally of cash and cash equivalents, restricted cash and cash equivalents, restricted bank deposit and trade and other receivables.
The Group maintains cash and cash equivalents, restricted cash and cash equivalents and restricted bank deposit with various creditworthy financial institutions and trade receivables with its customers. Management monitors this credit risk on an on-going basis and does not believe that the Group has any other significant exposure to any individual or institution not provided for as at December 31, 2022 and 2021. See Note 16 for details of credit risk related to trade receivables.
(iii)    Liquidity risk
Liquidity risk is the financial risk arising from the difficulty in meeting obligations associated with financial liabilities settled by cash or other financial assets.
The 2018 SCL Credit Facility, as amended, contains various financial covenants, which include maintaining a maximum leverage ratio or net debt, as defined, to trailing twelve-month adjusted EBITDA as defined. In November 2022, the Company extended the waiver and amendment request letter, pursuant to which lenders, among other things, waived the Company’s requirement to ensure the leverage ratio does not exceed 4.0x and the interest coverage ratio is greater than 2.5x, through July 31, 2023. The compliance with the financial covenants for periods beyond December 31, 2022, could be affected by certain factors beyond the Company’s control, such as the impact of the COVID-19 Pandemic, including current travel, quarantine and border restrictions occurring in the future. The 2018 SCL Credit Facility expires on July 31, 2023; however, the Company believes it will be successful in extending the maturity date of the facility prior to its expiration and obtain additional waiver extensions (if needed). If the Company is unable to extend the maturity date or refinance the 2018 SCL Credit Facility, the Company would be required to seek alternative forms of capital to repay the outstanding balance.
The Directors of the Company are of the opinion that, taking into account the Group’s available borrowing capacity and the Group’s cash flow forecast for the coming year, the Group will have sufficient capital to meet its cash flow requirements in the next twelve months from December 31, 2022. Refer to Note 1 for further information.
The Group’s financial liabilities, based on the contractual undiscounted cash flows are as follows:

	Within the first year	In the second year	In the third to fifth year	Over the fifth year	Total
	US$ in millions
At December 31, 2022
Senior Notes principal	$—	$—	$3,300	$3,850	$7,150
Senior Notes interest	346	346	773	320	1,785
Bank loans	1,958	—	—	—	1,958
Bank loans interest	86	—	—	—	86
LVS Term Loan(i)	—	—	—	1,126	1,126
LVS Term Loan interest(i)	—	—	169	56	225
Other borrowings	1	1	—	—	2
Lease liabilities	14	16	20	291	341
Trade and other payables	630	31	32	39	732

At December 31, 2021
Senior Notes principal	$—	$—	$2,600	$4,550	$7,150
Senior Notes interest	306	310	823	464	1,903
Bank loans	—	753	—	—	753
Bank loans interest	20	12	—	—	32
Other borrowings	1	1	1	—	3
Other borrowings interest	—	1	—	—	1
Lease liabilities	19	15	21	296	351
Trade and other payables	767	24	42	30	863
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(i) Assumes the Company elects payment-in-kind interest in the first two years and hence capitalization of interest to the principal.
(b)    Capital risk management
The Group’s primary objective when managing capital is to safeguard the Group’s ability to continue as a going concern in order to provide returns for Shareholders and benefits for other stakeholders, by pricing products and services commensurately with the level of risk.
The capital structure of the Group consists of debt (including current and non-current interest-bearing borrowings as shown in the consolidated balance sheet), net of cash and cash equivalents, and equity attributable to Shareholders, comprising issued share capital and reserves as disclosed in Notes 19 and 20, respectively.
The Group actively and regularly reviews and manages its capital structure to maintain the net debt-to-capital ratio (gearing ratio) at an appropriate level based on its assessment of the current risk and circumstances. This ratio is calculated as net debt divided by total capital. Net debt is calculated as interest bearing borrowings, net of deferred financing costs, less cash and cash equivalents and restricted cash and cash equivalents. Total capital is calculated as equity, as shown in the consolidated balance sheet, plus net debt.

	December 31,
	2022	2021
	US$ in millions
Interest bearing borrowings, net of deferred financing costs	$10,047	$7,820
Less: cash and cash equivalents	(790)	(678)
restricted cash and cash equivalents(i)	(912)	(16)
Net debt	8,345	7,126
Total (deficit)/equity	(700)	888
Total capital	$7,645	$8,014
Gearing ratio	109.2%	88.9%

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(i) Restricted cash and cash equivalents of US$912 million as at December 31, 2022 was made available for use in early January 2023 and hence included in the calculation of net debt.